Prospector Funds, Inc.
Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Dear Shareholder:
I am writing to let you know that a meeting (the “Meeting”) of shareholders of the Prospector Capital Appreciation Fund (the “Target Capital Appreciation Fund”) and Prospector Opportunity Fund (“Target Opportunity Fund”, and together with the Target Capital Appreciation Fund, the “Target Funds”) has been scheduled for September 6, 2024, at 10:00 a.m., Eastern time, to be held at 370 Church Street, Guilford, CT. If you plan to attend the Meeting, please follow the registration instructions as outlined in the enclosed Proxy Statement/Prospectus. The Meeting has been called to consider an important proposal affecting each Target Fund. The enclosed Proxy Statement/Prospectus describes a proposal to reorganize the Target Capital Appreciation Fund and Target Opportunity Fund into newly created series within Managed Portfolio Series (the “Acquiring Entity”), which are called the Prospector Capital Appreciation Fund (the “Acquiring Capital Appreciation Fund”) and Prospector Opportunity Fund (“Acquiring Opportunity Fund”, and together with the Acquiring Capital Appreciation Fund, the “Acquiring Funds”). Each Acquiring Fund has the same investment objective, principal investment strategies and principal risks as the corresponding Target Fund. The primary purpose of the Reorganizations (defined below) is to provide shareholders with the opportunity to continue their Prospector mutual fund investment within a larger multiple series trust investment company whose potential benefits may include, among other things, economies of scale and lower expenses. In addition, Prospector Partners Asset Management, LLC, investment adviser for the Target Funds and the Acquiring Funds, has contractually agreed to limit each Acquiring Fund’s total net operating expense ratio (excluding certain types of expenses) for a period of at least two years from the closing date of the Reorganizations at an annual rate of 1.15%, which is lower than the current expense cap of 1.25% for each Target Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.
If approved by shareholders, the Reorganizations will occur on or about September 9, 2024. On that date, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Target Fund; shareholders of the Target Funds will receive a number of full and fractional shares of the corresponding Acquiring Funds equal in aggregate net asset value to such shareholder’s shares of the Target Fund held at the time of the exchange; and the Target Funds will be dissolved (each transaction with respect to each Target Fund and its corresponding Acquiring Fund, a “Reorganization,” and together the “Reorganizations”). The merger of each Target Fund into its corresponding Acquiring Fund will be treated as a separate Reorganization. Shareholders of each Target Fund will vote separately to approve the applicable Reorganization. The enclosed Proxy Statement/Prospectus describes the Reorganizations in greater detail and contains important information about the Acquiring Funds.
The Reorganizations have been carefully reviewed by the Target Funds’ Board of Directors (the “Target Fund Board”). The Target Fund Board is responsible for protecting your interests as a shareholder. The Target Fund Board believes the Reorganizations are in the best interests of the Target Funds and approved the Reorganizations on May 23, 2024. The Target Fund Board recommends that you vote in favor of the proposals and approve the Reorganizations.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.
Sincerely,

/s/ John D. Gillespie
John D. Gillespie
President
August 16, 2024

Prospector Funds, Inc.
370 Church Street
Guilford, Connecticut 06437

Notice of Special Meeting of Shareholders of the
Prospector Capital Appreciation Fund
Prospector Opportunity Fund

A special meeting (the “Meeting”) of shareholders of the Prospector Capital Appreciation Fund (the “Target Capital Appreciation Fund”) and Prospector Opportunity Fund (“Target Opportunity Fund”, and together with the Target Capital Appreciation Fund, the “Target Funds”), each a series of Prospector Funds, Inc. (the “Target Entity”), has been scheduled for September 6, 2024, at 10:00 a.m., Eastern time, to be held at 370 Church Street, Guilford, CT, to vote on the following proposals (the “Proposals”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
Proposal for the Prospector Capital Appreciation Fund:
To approve an Agreement and Plan of Reorganization by and between Prospector Funds, Inc. (the “Target Entity”) and Managed Portfolio Series (the “Acquiring Entity”), which provides for the reorganization of the Prospector Capital Appreciation Fund (the “Target Capital Appreciation Fund”) into a newly created series within the Acquiring Entity, which is also called the Prospector Capital Appreciation Fund (the “Acquiring Capital Appreciation Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Capital Appreciation Fund by the Acquiring Capital Appreciation Fund in exchange for shares of the Acquiring Capital Appreciation Fund; (b) the distribution of such shares to the shareholders of the Target Capital Appreciation Fund; and (c) the liquidation and termination of the Target Capital Appreciation Fund (the “Capital Appreciation Fund Reorganization”).
Proposal for the Prospector Opportunity Fund:
To approve an Agreement and Plan of Reorganization by and between Prospector Funds, Inc. (the “Target Entity”) and Managed Portfolio Series (the “Acquiring Entity”), which provides for the reorganization of the Prospector Opportunity Fund (the “Target Opportunity Fund”) into a newly created series within the Acquiring Entity, which is also called the Prospector Opportunity Fund (the “Acquiring Opportunity Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Opportunity Fund by the Acquiring Opportunity Fund in exchange for shares of the Acquiring Opportunity Fund; (b) the distribution of such shares to the shareholders of the Target Opportunity Fund; and (c) the liquidation and termination of the Target Opportunity Fund (the “Opportunity Fund Reorganization”).
A Proposal will be completed with respect to the applicable Target Fund only if the Target Fund’s shareholders approve the Proposal. Shareholders of each Target Fund will vote separately to approve the applicable Proposal. Fund shareholders of record as of the close of business on July 24, 2024, are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof.
The Target Entity’s Board of Directors (the “Target Fund Board”) has approved the Agreement and Plan of Reorganization for each Target Fund and recommends that shareholders of each Target Fund cast their vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.
Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the Meeting and casting your vote. Revocations must be received prior to the start of the Meeting, which is currently scheduled for September 6, 2024, at 10:00 a.m., Eastern time.
By order of the Target Fund Board,
/s/ John D. Gillespie
John D. Gillespie
President
August 16, 2024

Prospector Capital Appreciation Fund Prospector Opportunity Fund each a series of Prospector Funds, Inc. 370 Church Street Guilford, Connecticut 06437 203-458-1500	Prospector Capital Appreciation Fund Prospector Opportunity Fund each a series of Managed Portfolio Series 615 East Michigan Street Milwaukee, Wisconsin 53202 (414) 516-1712

Proxy Statement/Prospectus
August 16, 2024

This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of the Prospector Capital Appreciation Fund (the “Target Capital Appreciation Fund”) and Prospector Opportunity Fund ("Target Opportunity Fund", and together with the Target Capital Appreciation Fund, the “Target Funds”), each a series of Prospector Funds, Inc. (the “Target Entity”). The Meeting is scheduled for September 6, 2024, at 10:00 a.m., Eastern time, to be held at 370 Church Street, Guilford, CT. At the Meeting, you and other shareholders of the Target Funds will be asked to consider and vote upon the following proposals (the “Proposals”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal for the Prospector Capital Appreciation Fund:
To approve an Agreement and Plan of Reorganization by and between Prospector Funds, Inc. (the “Target Entity”) and Managed Portfolio Series (the “Acquiring Entity”), which provides for the reorganization of the Prospector Capital Appreciation Fund (the “Target Capital Appreciation Fund”) into a newly created series within the Acquiring Entity, which is also called the Prospector Capital Appreciation Fund (the “Acquiring Capital Appreciation Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Capital Appreciation Fund by the Acquiring Capital Appreciation Fund in exchange for shares of the Acquiring Capital Appreciation Fund; (b) the distribution of such shares to the shareholders of the Target Capital Appreciation Fund; and (c) the liquidation and termination of the Target Capital Appreciation Fund (the “Capital Appreciation Fund Reorganization”).
Proposal for the Prospector Opportunity Fund:
To approve an Agreement and Plan of Reorganization by and between Prospector Funds, Inc. (the “Target Entity”) and Managed Portfolio Series (the “Acquiring Entity”), which provides for the reorganization of the Prospector Opportunity Fund (the “Target Opportunity Fund”) into a newly created series within the Acquiring Entity, which is also called the Prospector Opportunity Fund (the “Acquiring Opportunity Fund”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Opportunity Fund by the Acquiring Opportunity Fund in exchange for shares of the Acquiring Opportunity Fund; (b) the distribution of such shares to the shareholders of the Target Opportunity Fund; and (c) the liquidation and termination of the Target Opportunity Fund (the “Opportunity Fund Reorganization”).
If shareholders of the Target Funds vote to approve the Agreement and Plan of Reorganization (the “Plan”), shareholders of the Target Funds will receive shares of their corresponding Acquiring Capital

Appreciation Fund or Acquiring Opportunity Fund (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) in the respective Capital Appreciation Fund Reorganization or Opportunity Fund Reorganization (each, a “Reorganization,” and together, the “Reorganizations”) having a total dollar value equal to the value of their investment in the Target Funds immediately prior to the Reorganizations, as determined pursuant to the Plan. The Target Funds will then be liquidated and dissolved. The Reorganizations are anticipated to be tax-free transactions for the Target Funds and their shareholders.

The Target Entity’s Board of Directors (the “Target Fund Board”) has approved the Plan and has determined that approval of the Reorganizations is in the best interests of the Target Funds, and that the interests of the existing shareholders of the Target Funds will not be diluted as a result of the Reorganizations. Accordingly, the Target Fund Board recommends that shareholders of the Target Funds vote “FOR” the Proposals.

The Target Fund Board has fixed the close of business on July 24, 2024 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share of each Target Fund held (and a proportionate fractional vote for each fractional share held). The merger of each Target Fund into its corresponding Acquiring Fund will be treated as a separate Reorganization. Shareholders of each Target Fund will vote separately to approve the applicable Reorganization. If any other proposals in addition to the Proposals properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Funds will vote separately on each such proposal.

This Proxy Statement/Prospectus sets forth certain information about the Reorganizations and the Acquiring Funds that you should consider before voting on the Proposals or investing in the Acquiring Funds. You should retain this information for future reference. The Target Entity and Acquiring Entity are separate registered open-end management investment companies. This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed to eligible shareholders on or about August 19, 2024.

Additional information is available in the following materials:

•the Statement of Additional Information dated August 16, 2024, relating to this Proxy Statement/Prospectus (the “Proxy Statement SAI”);

•Prospectus dated April 30, 2024 for the Target Funds, as amended and supplemented (“Target Fund Prospectus”) (File no. 811-22077);

•Statement of Additional Information dated April 30, 2024 for the Target Funds, as amended and supplemented (“Target Fund SAI”) (File no. 811-22077); and

•The Target Funds’ audited financial statements and related report of the independent registered public accounting firm included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2023 (the “Target Fund Annual Report”). The financial highlights for the Target Funds contained in the Target Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C.

The Target Fund Prospectus and Statement of Additional Information to this Proxy Statement/Prospectus are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/

Prospectus. The Target Funds’ Prospectus, SAI, and Annual Report are available on the Target Funds’ website at www.prospectorfunds.com. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-email address (publicinfo@sec.gov) or by writing the SEC’s public reference library, SEC, Washington, D.C. 20549-1520.

The documents listed above are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of the Target Funds’ documents are also available at no cost by calling 1-877-734-7862. You may also obtain these documents from the SEC’s website at www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE ACQUIRING FUNDS IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE ACQUIRING FUNDS.

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE REORGANIZATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR RELATED SOLICITATION MATERIALS ON FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the Prospectus and SAI of the Target Funds. Shareholders should read the entire Proxy Statement/Prospectus, the Target Fund Prospectus, and the Target Fund SAI carefully for more complete information.

WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?

You are receiving this Proxy Statement/Prospectus because you own shares in a Target Fund as of the Record Date and, therefore, have the right to vote on the very important Proposals described herein concerning the Target Funds. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposals. This document is both a proxy statement of the Target Funds and also a prospectus for the Acquiring Funds.

ON WHAT AM I BEING ASKED TO VOTE?

You are being asked to approve a Plan under which the Target Capital Appreciation Fund would be reorganized into the Acquiring Capital Appreciation Fund and the Target Opportunity Fund would be reorganized into the Acquiring Opportunity Fund, in each case within the Acquiring Entity. The Plan, with respect to the Target Funds, provides for: (a) the transfer of all of the assets of the Target Funds to the corresponding Acquiring Funds in exchange for shares of the Acquiring Funds and the Acquiring Funds’ assumption of all of the Target Funds’ liabilities; (b) the distribution of shares of the Acquiring Funds to the shareholders of the corresponding Target Funds; and (c) the liquidation and termination of the Target Funds.

Each Acquiring Fund has the same portfolio management team and investment objective, and substantially similar investments policies, strategies, and risks as the corresponding Target Fund. As a result of the Reorganizations (if approved by shareholders), Target Fund shareholders will become Acquiring Fund shareholders, and will receive shares in the corresponding Acquiring Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the Reorganizations. Target Fund shareholders will receive shares of the Acquiring Funds as set forth in the table below:

Target Fund	Corresponding Acquiring Fund
Target Capital Appreciation Fund	Acquiring Capital Appreciation Fund
Target Opportunity Fund	Acquiring Opportunity Fund

    Shareholders of each Target Fund will vote separately on the applicable Reorganization and the merger of each Target Fund into the corresponding Acquiring Fund will be treated as a separate Reorganization. Accordingly, shareholder approval and consummation of one Reorganization is not contingent on shareholder approval and consummation of the other Reorganization. Approval of the shareholders of a Target Fund is needed to proceed with the Proposal with respect to the Target Fund. The Meeting will be held on September 6, 2024 to consider the Proposals. If shareholders of a Target Fund do not approve the Reorganization, the Target Fund Board will consider what further actions to take with respect to such Target Fund, which could include proposing a reorganization to a different acquiring fund or having the Target Fund continue as a series of the Target Entity.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATIONS?

The primary purpose of the Reorganizations is to provide shareholders with the opportunity to continue their Prospector mutual fund investment within a larger multiple series trust investment company that offers a well-resourced infrastructure, including in particular expertise and support for compliance and regulatory matters impacting the Target Funds. The potential benefits of the multiple series trust platform include (a) the potential for economies of scale and lower expenses over time due to the larger asset size and potential for asset growth of the multiple series trust platform and the ability for fixed costs to be allocated across a larger asset base; and (b) greater access to professionals and other resources of the platform including resources to navigate increasing industry complexity and regulatory changes. These benefits will allow Prospector Partners Asset Management, LLC (“Prospector” or the “Adviser”), the Target Funds’ investment manager, to focus on investment-related services.

The Target Funds, managed by Prospector, as of March 31, 2024, had approximately $292 million in assets. The Acquiring Entity is a multi-series registered investment company created and operated by U.S. Bank Global Fund Services (“Fund Services”). It is designed to allow third-party advisers to create and manage separate mutual funds or ETFs within the Acquiring Entity and thereby benefit from efficiencies and economies of scale associated with sharing a common investment company structure with other funds. As of March 31, 2024, the Acquiring Entity consisted of 29 separate funds with approximately $12.4 billion in combined assets. Prospector anticipates that, following the proposed Reorganizations, each Acquiring Fund’s annual fund operating expenses, both prior to and after the application of any management fee or expense waivers, will be lower than the corresponding Target Fund’s current annual fund operating expenses. See “How do the Funds’ Expenses Compare?” below.

In considering the Reorganizations and the Plan, the Target Fund Board considered these and other factors in concluding that the Reorganizations would be in the best interest of each Target Fund and its shareholders. The Target Fund Board’s considerations are described in more detail in the section below entitled “THE PROPOSED REORGANIZATIONS -- Target Fund Board Considerations in Approving the Reorganizations”.

HOW WILL THE INVESTMENTS OF THE ACQUIRING FUND BE MANAGED?

The portfolio management team that serves each Target Fund will remain the portfolio management team for the corresponding Acquiring Fund following the Reorganizations. This Proxy Statement/Prospectus provides biographical information about the key individuals who comprise the Target Funds' respective portfolio management team.

HAS THE TARGET FUND BOARD APPROVED THE REORGANIZATIONS?

Yes. As discussed in more detail in the Proxy Statement/Prospectus, the Target Fund Board carefully reviewed and considered each Reorganization and the Plan and, upon the recommendation of Prospector, the investment adviser to each Target Fund, unanimously approved the Plan and the Reorganizations. The Target Fund Board unanimously recommends that shareholders of the Target Funds vote “For” the Proposals, and thereby approve the Plan and Reorganizations.

WHAT EFFECT WILL THE REORGANIZATIONS HAVE ON ME AS A SHAREHOLDER?

As a result of the Reorganizations, you will become a shareholder of the corresponding Acquiring Fund. Immediately after the Reorganizations, you will own shares of the corresponding Acquiring Fund having a total dollar value equal to the dollar value of the shares of the Target Fund that you owned immediately prior to the Reorganizations. Prospector will serve as the investment adviser to each Acquiring Fund, and will continue to manage the assets according to the same investment objective and investment philosophy currently in effect for each corresponding Target Fund.

HOW DO THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES COMPARE?

Investment Objectives.
The investment objective of each Acquiring Fund and its corresponding Target Fund is capital appreciation. Each investment objective is fundamental and not be changed without shareholder approval.

Principal Investment Strategies.
Capital Appreciation Fund - The principal investment strategies of the Target Capital Appreciation Fund and the Acquiring Capital Appreciation Fund are the same. Under normal market conditions, both Funds invest primarily in a variety of equity and equity-related securities, including common stocks, convertible preferred and convertible debt securities. Both Funds attempt to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries. Using a value orientation, Prospector invests both Funds in positions in the United States and other developed markets. Prospector’s investment strategy for both Funds consists of bottom-up fundamental value analysis with an emphasis on companies believed to have strong balance sheets whose securities will better maintain their value relative to peers in declining markets. In evaluating potential investments, Prospector on behalf of both Funds also considers qualitative factors, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model. Prospector, on behalf of both Funds, looks for the presence of catalysts to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals. In pursuit of its value-oriented strategy, each Fund may invest without regard to market capitalization. Each Fund may also engage in currency transactions.

Opportunity Fund - The principal investment strategies of the Target Opportunity Fund and the Acquiring Opportunity Fund are the same. Under normal market conditions, both Funds invest primarily in a variety of equity and equity-related securities, including common stocks. Both Funds attempt to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries. Using a value orientation, Prospector invests both Funds in positions in the United States and other developed markets. Prospector’s investment strategy for both Funds consists of bottom-up fundamental value analysis with an emphasis on companies believed to have strong balance sheets whose securities will better maintain their value relative to peers in declining markets. In evaluating potential investments, Prospector, on behalf of both Funds, considers qualitative factors, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model. Prospector, on behalf of both Funds, looks for the presence of catalysts to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals. In pursuit of its value-oriented strategy, each Fund may invest substantially in small and mid-cap companies. Each Fund may also engage in currency transactions.

Refer to the section below entitled “COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES” for a more detailed comparison of the principal investments strategies of each Acquiring Fund and its corresponding Target Fund.

HOW DO THE FUNDS’ EXPENSES COMPARE?

The following tables compare the annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of each Target Fund with the estimated (pro forma) expense ratio of the corresponding Acquiring Fund assuming completion of the Reorganization. You will indirectly pay various expenses because the Target Funds and the Acquiring Funds pay fees and expenses that reduce the return on your investment. The following tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Target Funds or the Acquiring Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or expenses below. In addition, the Target Funds will pay the costs of the Reorganizations which are not reflected in the tables below. Expenses of the Reorganizations are considered extraordinary expenses, which are excluded from each Target Fund’s expense limitation arrangement, and thus will be borne by the Target Fund notwithstanding the expense limitation. See the section below entitled “COSTS OF REORGANIZATIONS” for more information.

Prospector has contractually agreed to limit each Acquiring Fund’s total net operating expense ratio (excluding certain types of expenses described below) for a period of at least two years from the closing date of the Reorganizations at an annual rate of 1.15%, which is lower than the Target Funds’ current expense cap of 1.25%. Prospector anticipates that, with the transition to a multi-series trust, each Acquiring Fund’s expenses will be lower and, accordingly, has agreed to reduce the expense cap of each Acquiring Fund. The Target Funds’ expense ratios provided below are based on the audited financials for each Target Fund for the fiscal year ended December 31, 2023. The (pro forma) expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

Capital Appreciation Fund
Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund

Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund

Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fee	0.03%	0.03%
Other Expenses	0.73%	0.53%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.77%	1.57%
Fee Waiver and Expense Reimbursement	(0.51)%(2)	(0.41)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.26%	1.16%

1.Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses the Fund incurs from investing in the shares of other mutual funds.  (“Acquired Funds”).The fees represent the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds and are not direct costs paid by Fund shareholders.
2.Prospector has contractually agreed to waive a portion of its fees and/or pay Target Capital Appreciation Fund expenses (excluding interest, AFFE, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Target Capital Appreciation Fund to 1.25% of its average daily net assets. This expense cap will remain in effect through at least September 30, 2025, and may only be terminated or amended by the Target Fund Board. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of three years following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense cap in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. If the Reorganization occurs, the Adviser will not recoup any fees previously waived or expenses previously reimbursed under the Target Capital Appreciation Fund expense limitation agreement.
3.Prospector has contractually agreed to waive a portion or all of its management fees and pay Acquiring Capital Appreciation Fund expenses (excluding shareholder servicing plan fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the total annual fund operating expenses after fee waiver and expense reimbursement to 1.15% of average daily net assets of the Acquiring Capital Appreciation Fund. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least September 9, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Entity’s Board of Trustees (the “Acquiring Entity Board”) or Prospector.

Opportunity Fund
Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund

Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund

Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fee	0.09%	0.09%
Other Expenses	0.28%	0.16%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.38%	1.26%
Fee Waiver and Expense Reimbursement	(0.12)%(2)	(0.10)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.26%	1.16%

1.Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses the Fund incurs from investing in the shares of other mutual funds.  (“Acquired Funds”).The fees represent the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds and are not direct costs paid by Fund shareholders.
2.Prospector has contractually agreed to waive a portion of its fees and/or pay Target Opportunity Fund expenses (excluding interest, AFFE, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Target Opportunity Fund to 1.25% of its average daily net assets. This expense cap will remain in effect through at least September 30, 2025, and may only be terminated or amended by the Target Fund Board. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of three years following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense cap in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. If the Reorganization occurs, the Adviser will not recoup any fees previously waived or expenses previously reimbursed under the Target Opportunity Fund expense limitation agreement.
3.Prospector has contractually agreed to waive a portion or all of its management fees and pay Acquiring Opportunity Fund expenses (excluding shareholder servicing plan fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the total annual fund operating expenses after fee waiver and expense reimbursement to 1.15% of average daily net assets of the Acquiring Opportunity Fund. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least September 9, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Entity’s Board of Trustees (the “Acquiring Entity Board”) or Prospector.

EXPENSE EXAMPLE
The expense examples below are intended to help you compare the costs of investing in the Target Funds and the Acquiring Funds with the cost of investing in other funds. Pro forma combined costs of investing in the Acquiring Funds after giving effect to the Reorganization of the Target Funds into the Acquiring Funds are also provided. All costs are based upon the information set forth in the Fee Table above. The examples assume you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement, for one year for each Target Fund and two years for each Acquiring Fund, and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Capital Appreciation Fund	One Year	Three Years	Five Years	Ten Years
	$128	$508	$912	$2,042

Acquiring Capital Appreciation Fund (pro forma)	One Year	Three Years	Five Years	Ten Years
	$118	$413	$775	$1,796

Target Opportunity Fund	One Year	Three Years	Five Years	Ten Years
	$128	$425	$744	$1,647

Acquiring Opportunity Fund (pro forma)	One Year	Three Years	Five Years	Ten Years
	$118	$379	$672	$1,505

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

If the applicable Reorganization is approved, each Acquiring Fund will assume the performance history of the corresponding Target Fund. The Acquiring Funds do not have their own performance history because they have not yet commenced operations.

HOW DO THE INVESTMENT ADVISORY, OPERATING EXPENSES AND DISTRIBUTION ARRANGEMENTS FOR THE FUNDS COMPARE?

Investment Advisory Arrangements. Prospector serves as the investment adviser for the Target Funds and the Acquiring Funds. Prospector is located at 370 Church Street, Guilford, CT 06437. Prospector is organized as a Delaware limited liability company and is controlled by John D. Gillespie.

The contractual advisory fees for the Target Funds and the Acquiring Funds are the same and set forth below. Note that in a year where an Acquiring Fund recoups previously waived advisory fees, its contractual advisory fee plus recouped amounts could exceed the Target Fund’s contractual advisory fee.

Target Fund / Acquiring Fund	Advisory Fee Rate
Capital Appreciation Fund	1.00%
Opportunity Fund	1.00%

A description of the basis for the Target Funds’ Board approving the investment advisory agreement with Prospector is available in the Target Funds’ Annual Report for the fiscal year ended December 31, 2023. A description of the basis for the Acquiring Funds’ Board approving the investment advisory agreement with Prospector will be available in the Acquiring Funds’ Annual Report for the fiscal year ended December 31, 2024.

Operating Expenses

Both the Target Funds and the Acquiring Funds are subject to certain operating expense limitations.

Target Funds
Prospector has contractually agreed to waive a portion of its fees and/or pay Target Fund expenses (excluding interest, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for each of the Target Funds to 1.25% of their respective average daily net assets. This expense cap will remain in effect through at least September 30, 2025, and may only be terminated or amended by the Target Fund Board. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of three years following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense cap in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. If the Reorganization occurs, the Adviser will not recoup any fees previously waived or expenses previously reimbursed.

Acquiring Funds
Prospector has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses (excluding shareholder servicing plan fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement to 1.15% of average daily net assets of each Acquiring Fund. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least September 9, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Entity Board or Prospector.

Distribution. Quasar Distributors, LLC (“Quasar”), located at 3 Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor for the Target Funds and for the Acquiring Funds.

HOW DO THE BOARDS AND THE FUNDS’ OTHER SERVICE PROVIDERS COMPARE?

The Target Entity and the Acquiring Entity have different boards of trustees/directors. However, except for the independent registered public accounting firm, the Target Funds and Acquiring Funds have the same principal service providers. The following table identifies the principal service providers of the Target Funds and the Acquiring Funds:

SERVICE PROVIDER	TARGET FUNDS	ACQUIRING FUNDS
Accounting Services/Administrator	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Transfer Agent	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Custodian	U.S. Bank, National Association	U.S. Bank, National Association
Independent Registered Accounting Firm	Ernst & Young, LLP	Cohen & Company, Ltd.

HOW DO THE TARGET FUNDS’ AND ACQUIRING FUNDS’ PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE POLICIES COMPARE?

The Target Funds’ and Acquiring Funds’ purchase and redemption procedures are substantively the same. You may purchase or redeem shares of each Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase shares at a Fund’s net asset value per share calculated after a Fund's Transfer Agent receives and accepts your purchase order in proper form.

All investment minimums currently enforced by the Target Funds will be the same for the Acquiring Funds. The Acquiring Funds’ investment minimums will not be enforced for the Reorganizations, as applicable.

HOW DO THE FUNDS’ SALES CHARGES AND DISTRIBUTION ARRANGEMENTS COMPARE?

The Target Funds and Acquiring Funds do not charge front-end sales loads or contingent deferred sales charges. The Target Funds and Acquiring Funds have the same Rule 12b-1 fee as set forth in the following table:

Target Fund / Acquiring Fund	Maximum Rule 12b-1 Fee*
Capital Appreciation Fund	0.25%
Opportunity Fund	0.25%
* The Plan is characterized as a reimbursement plan since the fee will be paid as reimbursement for, or in anticipation of, expenses incurred for distribution related activity.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

WILL THERE BE ANY TAX CONSEQUENCES RESULTING FROM THE REORGANIZATIONS?

Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that, in general, the shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the corresponding Acquiring Fund. Each Target Fund anticipates receiving a legal opinion from Stradley Ronon Stevens & Young, LLP as to this and other expected U.S. federal income tax consequences of the Reorganizations.

In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the applicable Reorganization. At any time prior to the consummation of a Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes. This Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganizations. Shareholders should consult their tax adviser about state, local and foreign tax consequences of the Reorganizations, if any.

For more detailed information about the U.S. federal income tax consequences of the Reorganization, please refer to the section below entitled “THE PROPOSED REORGANIZATION – U.S. Federal Income Tax Considerations”.

WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATIONS?

No. Each Target Fund and each Acquiring Fund generally distributes its net investment income and net capital gains, if any, at least annually. There will be no changes to this schedule as a result of the Reorganizations.

WHEN ARE THE REORGANIZATIONS EXPECTED TO OCCUR?

If shareholders of the Target Funds approve the Reorganizations, it is anticipated that the Reorganizations will occur on or around September 9, 2024.

HOW DO I CAST MY VOTE?

There are several ways you can vote your shares, including by participating in the Meeting and casting your vote, by mail, by telephone, or via the internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Proposal, as recommended by the Target Fund Board, and in their best judgment on other matters to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission.

WHO WILL PAY FOR THE REORGANIZATIONS?

The total costs of the Reorganizations are estimated to be approximately $130,000. In recognition of the anticipated reduced costs for the Acquiring Funds over time as a result of the Reorganizations, the Target Funds will pay the costs of the Reorganizations. The allocation of this amount to the Target Funds shall be borne by each Target Fund in proportion to the average net assets held by the Target Funds collectively (except that audit transition fees shall be divided equally) as of the close of business on July 24, 2024. The fees and expenses related to the Reorganizations include, but are not limited to, legal fees, project fees, audit transition fees, proxy printing and mailing costs, proxy solicitation costs, and expenses of continued liability coverage or “tail” insurance coverage for the directors and officers of the Target Entity. Expenses of the Reorganizations are considered extraordinary expenses, which are excluded from each Target Fund’s expense limitation arrangement, and thus will be borne by the Target Fund notwithstanding the expense limitation. In the event the Reorganizations are not approved by the Target Funds’ shareholders, the Target Funds will bear the costs of the Reorganizations

WHAT IF I DO NOT WISH THE TARGET FUND TO PARTICIPATE IN THE REORGANIZATIONS?

If you do not wish to have your shares of a Target Fund exchanged for shares of the corresponding Acquiring Fund as part of the Reorganizations, you may vote against the Proposal and/or redeem your shares prior to the consummation of the Reorganizations. If you redeem your shares, and if you do not hold shares in a tax-advantaged account, you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

MAY I REVOKE MY PROXY?

    Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by participating in the Meeting and casting your vote or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Meeting (currently scheduled for September 6, 2024, at 10:00 a.m., Eastern time) and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may participate in the Meeting and revoke their vote or submit a letter of revocation any time prior to the Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

WHERE CAN I FIND MORE INFORMATION ABOUT THE TARGET FUNDS?

For more information with respect to the Target Funds concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance” for more information about the performance of the Target Funds; (ii) see “Management” for more information about the management of the Target Funds; (iii) see “Calculating Share Price” for more information about the pricing of shares of each Target Fund; (iv) see “Dividends, Distributions and Shareholder Taxes” for more information about tax consequences to shareholders of various transactions in shares of the Target Funds and for more information about each Target Fund’s policy with respect to dividends and distributions; and (v) see “Financial Highlights” for more information about the Target Funds’ financial performance. See also Exhibit C — Financial Highlights.

PROPOSAL: APPROVAL OF THE REORGANIZATIONS

You are being asked to approve a Plan, under which each Target Fund would be reorganized into the corresponding Acquiring Fund within the Acquiring Entity. The Plan, with respect to each Target Fund, provides for: (a) the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the corresponding Target Fund’s liabilities; (b) the distribution of shares of the corresponding Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of such Target Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following section describes the investment objectives and principal investment strategies of each Target Fund and Acquiring Fund, and compares other characteristics of each Target Fund and Acquiring Fund. The investment objectives of each Acquiring Fund and its corresponding Target Fund are identical. The principal investment strategies of each Target Fund are substantially identical to the principal investment strategies for the corresponding Acquiring Fund. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

	Target Capital Appreciation Fund	Acquiring Capital Appreciation Fund
Form of Organization	A series of the Target Entity, an open-end investment management company organized as a Maryland corporation.	A series of the Acquiring Entity, an open-end investment management company organized as a Delaware statutory trust.
Share Classes	Single share class structure	Same
Net Assets as of March 31, 2024	$39.0 million	N/A
Investment Advisor	Prospector	Same
Portfolio Managers	Kevin R. O’Brien, Jason A. Kish and Steven R. Labbe	Same
Investment Objectives	The investment objective of the Target Capital Appreciation Fund is capital appreciation.	Same
Principal Investment Strategies	The following presents a side-by-side comparison of the principal investment strategies of the Target Capital Appreciation Fund and Acquiring Capital Appreciation Fund, which are substantially identical.

Under normal market conditions, the Target Capital Appreciation Fund invests primarily in a variety of equity and equity-related securities, including common stocks, convertible preferred and convertible debt securities. The Target Capital Appreciation Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries. Using a value orientation, Prospector invests in positions in the United States and other developed markets. Prospector’s investment strategy consists of bottom-up fundamental value analysis with an emphasis on companies believed to have strong balance sheets whose securities will better maintain their value relative to peers in declining markets. In evaluating potential investments, Prospector also considers qualitative factors, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model. Prospector looks for the presence of catalysts to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals.	Same
Prospector believes that fundamental analysis can identify undervalued investment opportunities. Substantial gains are possible whenever a security’s price does not accurately reflect future cash flow and earnings power or where current or future asset values have not been fully recognized. Prospector believes that risk can be managed through a careful selection process that focuses on the relationship between the actual market price of a security and the intrinsic value of which the security represents an interest. Prospector's security selection process reflects a defensive investment style that seeks to participate in rising equity markets while mitigating downside risk in declining markets.	Same

The investment program of the Target Capital Appreciation Fund focuses on value. Prospector believes that value will typically be manifest in one of four ways: (1) inexpensive underlying assets as measured by analytical techniques such as private market value, replacement cost, or mark to market; (2) attractive corporate financial characteristics such as free cash flow yield, dividend yield and price/earnings (P/E) ratio; (3) depressed stock price (often known as contrarian investing); and (4) companies with growth characteristics selling substantially less expensively compared to their own history or other similar growers. Suitable securities often look attractive on more than one measure of value.	Same
Once a company is identified as a potential investment, Prospector examines the capital structure to determine whether any attractive convertible securities are outstanding. In general, convertible securities: (1) have higher yields than common stocks but lower yields than comparable non-convertible securities; (2) may be subject to less fluctuation in value than the underlying common stock because of their income and redemption features; and (3) provide potential for capital appreciation if the market price of the underlying common stock increases (and in those cases may be thought of as “equity substitutes”). Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. The underlying equity need not be a value situation if Prospector believes that the downside is well protected by the bond-like characteristics of the particular convertible security.	Same
The distressed securities in which the Target Capital Appreciation Fund may invest include all types of debt obligations, including corporate bonds, debentures, notes, municipal bonds and, to the extent permitted by applicable laws and regulations, securities issued by foreign issuers, including foreign governments.	Same

	The Target Capital Appreciation Fund may invest in restricted securities including, but not limited to, private placements of equity and/or debt securities of private companies. In particular, the Target Capital Appreciation Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933, as amended (“144A Securities”).	Same
	In pursuit of its value-oriented strategy, the Target Capital Appreciation Fund may invest without regard to market capitalization. The Target Capital Appreciation Fund may also engage in currency transactions.	Same
Management and Other Fees	The Target Capital Appreciation Fund pays a management fee to Prospector at an annualized rate of 1.00% of the Target Capital Appreciation Fund’s average daily net assets.	Same

Prospector has contractually agreed to waive a portion of its fees and/or pay Target Capital Appreciation Fund expenses (excluding interest, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Target Capital Appreciation Fund to 1.25% of its average daily net assets. This expense cap will remain in effect through at least September 30, 2025, and may only be terminated or amended by the Target Fund Board. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of three years following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense cap in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. If the Reorganization occurs, the Adviser will not recoup any fees previously waived or expenses previously reimbursed.
Prospector has contractually agreed to waive a portion or all of its management fees and pay Acquiring Capital Appreciation Fund expenses (excluding shareholder servicing plan fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement to 1.15% of average daily net assets of the Acquiring Capital Appreciation Fund. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least September 9, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Entity Board or Prospector.
Sales Charges	None	Same
Distribution and Rule 12b-1 Fees	A maximum amount of 0.25% annually.	Same

Shareholder Servicing Plan Fee	None	Same
1940 Act Diversification	The Target Capital Appreciation Fund is diversified.	Same

	Target Opportunity Fund	Acquiring Opportunity Fund
Form of Organization	A series of the Target Entity, an open-end investment management company organized as a Maryland corporation.	A series of the Acquiring Entity, an open-end investment management company organized as a Delaware statutory trust.
Mutual Fund or ETF Structure	Mutual Fund	Same
Share Classes	Single share class structure	Same
Net Assets as of March 31, 2024	$251.6 million	N/A
Investment Advisor	Prospector	Same
Portfolio Managers	Kevin R. O’Brien, Jason A. Kish and Steven R. Labbe	Same
Investment Objectives	The investment objective of the Target Opportunity Fund is capital appreciation.	Same
Principal Investment Strategies	The following presents a side-by-side comparison of the principal investment strategies of the Target Opportunity Fund and Acquiring Opportunity Fund, which are substantially identical.

Under normal market conditions, the Target Opportunity Fund invests primarily in a variety of equity and equity-related securities, including common stocks. The Target Opportunity Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries. Using a value orientation, Prospector invests in positions in the United States and other developed markets. Prospector’s investment strategy consists of bottom-up fundamental value analysis with an emphasis on companies believed to have strong balance sheets whose securities will better maintain their value relative to peers in declining markets. In evaluating potential investments, Prospector considers qualitative factors, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model. Prospector looks for the presence of catalysts to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals.	Same
Prospector believes that fundamental analysis can identify undervalued investment opportunities. Substantial gains are possible whenever a security’s price does not accurately reflect future cash flow and earnings power or where current or future asset values have not been fully recognized. Prospector believes that risk can be managed through a careful selection process that focuses on the relationship between the actual market price of a security and the intrinsic value of which the security represents an interest. Prospector's security selection process reflects a defensive investment style that seeks to participate in rising equity markets while mitigating downside risk in declining markets.	Same

	The investment program of the Target Opportunity Fund focuses on value. Prospector believes that value will typically be manifest in one of four ways: (1) attractive corporate financial characteristics such as free cash flow yield, dividend yield and price/earnings (P/E) ratio; (2) inexpensive underlying assets as measured by analytical techniques such as private market value, replacement cost, or mark to market; (3) depressed stock price (often known as contrarian investing); and (4) companies with growth characteristics selling substantially less expensively compared to their own history or other similar growers. Suitable securities often look attractive on more than one measure of value.	Same
	In pursuit of its value-oriented strategy, the Target Opportunity Fund may invest substantially in small and mid-cap companies. For the purposes of this investment policy, small to mid-cap companies are defined as companies with market capitalizations at the time of purchase in the range of $150 million to $30 billion. Prospector believes that, within the small to mid-cap universe of equity securities, incremental returns can be achieved by combining a disciplined quantitative approach with traditional fundamental analysis. The Target Opportunity Fund has no fixed ratio for small and mid-cap securities in its portfolio, and while its focus is on securities of U.S. companies, it may invest in securities of non-U.S. issuers as well.	Same
	The Target Opportunity Fund may also engage in currency transactions.	Same
Management and Other Fees	The Target Opportunity Fund pays a management fee to Prospector at an annualized rate of 1.00% of the Target Opportunity Fund’s average daily net assets.	Same

Prospector has contractually agreed to waive a portion of its fees and/or pay Target Opportunity Fund expenses (excluding interest, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Target Opportunity Fund to 1.25% of its average daily net assets. This expense cap will remain in effect through at least September 30, 2025, and may only be terminated or amended by the Target Fund Board. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of three years following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense cap in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. If the Reorganization occurs, the Adviser will not recoup any fees previously waived or expenses previously reimbursed.
Prospector has contractually agreed to waive a portion or all of its management fees and pay Acquiring Opportunity Fund expenses (excluding shareholder servicing plan fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement to 1.15% of average daily net assets of the Acquiring Opportunity Fund. Fees waived and expenses paid by Prospector may be recouped by Prospector for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement cannot be terminated through at least September 9, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Entity Board or Prospector.
Sales Charges	None	Same
Distribution and Rule 12b-1 Fees	A maximum amount of 0.25% annually.	Same
Shareholder Servicing Plan Fee	None	Same
1940 Act Diversification	The Target Opportunity Fund is diversified.	Same

PORTFOLIO MANAGERS

    The following table identifies the portfolio managers for each of the Target Funds and Acquiring Funds.

Target Fund / Acquiring Fund	Portfolio Managers
Capital Appreciation Fund	Kevin R. O’Brien Jason A. Kish Steven R. Labbe
Opportunity Fund	Kevin R. O’Brien Jason A. Kish Steven R. Labbe

Biographies

Kevin R. O’Brien
Mr. O’Brien has been a portfolio manager at Prospector since 2007. Mr. O’Brien has been a portfolio manager or securities analyst for more than thirty years. In April 2003, Mr. O’Brien became a portfolio manager of Prospector Partners, LLC. In addition, from April 2003 through August 2005, Mr. O’Brien served as a Managing Director of White Mountains Advisors, LLC. From April 1996 through April 2003, Mr. O’Brien was an employee of Neuberger Berman, where he began as an investment analyst (1996-1999), served as Vice President (1999-2001), and Managing Director (2001-2003). At the end of Mr. O’Brien’s tenure at Neuberger Berman, Mr. O’Brien’s responsibilities included the co-management of equity assets of institutional investors and mutual funds. At Neuberger Berman, Mr. O’Brien served as co-manager of the Neuberger Berman Genesis Fund. Mr. O’Brien was responsible for following stocks in the financial services, consumer, and technology sectors. From 1991 through 1996, Mr. O’Brien was an employee of Alex, Brown & Sons, where he was an analyst following the financial services industry. His coverage universe included property-casualty insurance, specialty finance, asset management, and diversified financial services. Mr. O’Brien received a B.S. magna cum laude from Central Connecticut State University in 1986. Additionally, Mr. O’Brien received a Chartered Financial Analyst designation in 1995.

Jason A. Kish
Mr. Kish is a portfolio manager at Prospector and has been a portfolio manager or securities analyst for more than twenty-five years. Mr. Kish joined Prospector Partners, LLC, an affiliate of Prospector, in December 1997.  He began as a junior analyst, covering all industries, eventually serving as the property-casualty analyst and became the Director of Research in 2010.  From 1995 to 1997, Mr. Kish worked as an auditor at Coopers & Lybrand, LLP in Hartford, CT.  Mr. Kish received a B.S.B.A. from Providence College in 1995. He received his Certified Public Accountant designation in 2000 and his Chartered Financial Analyst designation in 2004.

Steven R. Labbe
Mr. Labbe is a portfolio manager at Prospector and has been a portfolio manager or securities analyst for more than twenty-five years. Mr. Labbe joined Prospector Partners, LLC, an affiliate of the Investment Manager, in March, 2012. He began as an analyst, covering the insurance industry and gradually increased his coverage to asset managers, exchanges, and brokers; he became a portfolio manager in July, 2020. From 1996 to 2012, Mr. Labbe was employed as an analyst with Langen McAlenney, a division of Janney Montgomery Scott, covering the insurance industry. Mr. Labbe received a B.S. degree in

Mathematics, from Central Connecticut State University in December 1995. He received his Chartered Financial Analyst designation in 2001.

The Target and Acquiring Funds’ Statements of Additional Information provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Acquiring Funds and the Target Funds are discussed below. The principal risks of each Acquiring Fund and the principal risks of each corresponding Target Fund are the same because the principal investment strategies of the Funds are the same.

Target Capital Appreciation Fund	Acquiring Capital Appreciation Fund
Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. When the stock market is subject to significant volatility, the risks associated with an investment in the Target Capital Appreciation Fund may increase. Markets may experience periods of high volatility and reduced liquidity and, during such periods, the Target Capital Appreciation Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Target Capital Appreciation Fund would otherwise not do so, potentially at unfavorable prices.
Same
Convertible Securities Risk, which is the risk that, with respect to a convertible security and prior to its conversion to equity, the price of the convertible security will normally vary with changes in the price of the underlying equity security, and the convertible security will generally offer interest or dividend yields that are lower than non-convertible debt securities of similar quality.
Same
Interest Rate Risk, which is the chance that changes in interest rates will affect the value of investments in debt securities. When interest rates rise, the value of existing investments in debt securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Target Capital Appreciation Fund’s investment portfolio as a whole. The Target Capital Appreciation Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.
Same
Income Risk, which is the chance that the Capital Appreciation Fund’s income will decline because of falling interest rates.	Same
Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.
Same

Target Capital Appreciation Fund	Acquiring Capital Appreciation Fund
High Yield Securities Risk, which is the risk that debt securities in the lower rating categories are subject to a greater probability of loss in principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the lower rated debt securities market generally and may be more difficult to trade or dispose of than other types of securities.
Same
Foreign Securities Risk, which is the risk associated with investments in securities of non-U.S. issuers. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell; brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.
Same
Currency Risk, which is the risk that the value of foreign securities may be affected by changes in currency exchange rates.	Same
Smaller and Mid-Sized Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.
Same
Value Investing Risk, which is the risk that value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.
Same
Restricted Securities Risk, which is the risk that restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. It may not be possible to sell certain restricted securities at any particular time or at an acceptable price.
Same

Target Opportunity Fund	Acquiring Opportunity Fund
Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. When the stock market is subject to significant volatility, the risks associated with an investment in the Target Opportunity Fund may increase. Markets may experience periods of high volatility and reduced liquidity and, during such periods, the Target Opportunity Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Target Opportunity Fund would otherwise not do so, potentially at unfavorable prices.
Same

Target Opportunity Fund	Acquiring Opportunity Fund
Interest Rate Risk, which is the chance that changes in interest rates will affect the value of investments in debt securities. When interest rates rise, the value of existing investments in debt securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Target Opportunity Fund's investment portfolio as a whole. The Target Opportunity Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.
Same
Income Risk, which is the chance that the Target Opportunity Fund’s income will decline because of falling interest rates.	Same
Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.
Same
Smaller and Mid-Sized Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.
Same
Foreign Securities Risk, which is the risk associated with investments in securities of non-U.S. issuers. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell; brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.
Same
Currency Risk, which is the risk that the value of foreign securities may be affected by changes in currency exchange rates.	Same
Value Investing Risk, which is the risk that value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.
Same

COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires registered investment companies, such as the Target Funds and Acquiring Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Each Target Fund's fundamental policies are substantially similar to the corresponding Acquiring Fund's fundamental policies. Any differences are not expected to result in a material change to a Target Fund's principal investment strategies, which will be substantially identical to the principal investment strategies of each corresponding Acquiring Fund.

Fundamental Investment Policies
Target Capital Appreciation Fund / Target Opportunity Fund	Acquiring Capital Appreciation Fund / Acquiring Opportunity Fund
As a matter of fundamental policy, the Funds may not:	As a matter of fundamental policy, the Funds may not:
Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.	Same
Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that each Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.	Same
Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act, which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).	Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act, which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes), and this restriction shall not prohibit a Fund from engaging in options transactions and other derivatives transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies.
Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).	Same

Fundamental Investment Policies
Target Capital Appreciation Fund / Target Opportunity Fund	Acquiring Capital Appreciation Fund / Acquiring Opportunity Fund
As a matter of fundamental policy, the Funds may not:	As a matter of fundamental policy, the Funds may not:
Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.	Same
Except as may be described in the Prospectus, purchase securities on margin.	Except as may be described in the Prospectus or SAI, purchase securities on margin.

COMPARISON OF SHAREHOLDER RIGHTS

The Target Funds are each a series of the Target Entity, a Maryland corporation, and the Acquiring Funds are each a series of the Acquiring Entity, a Delaware statutory trust. The Target Entity is governed by Articles of Amendment and Restatement dated September 7, 2007, as amended from time to time, its bylaws and Maryland law. The Acquiring Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated November 16, 2016, its bylaws and Delaware law. The governing instruments have certain principal differences to one another, and therefore shareholders of the Funds may have different rights (see the bolded text below for specific differences). Additional information about the Target Funds’ and Acquiring Funds’ governing instruments is provided below .

SHARES. The directors of the Target Entity and the trustees of the Acquiring Entity each have the power to issue shares without shareholder approval. The governing instruments of the Target Entity permit the Target Entity to issue 1,000,000,000 shares, subject to the ability of the directors of the Target Entity to increase or decrease the aggregate number of authorized shares under Maryland law, whereas the governing instruments of the Acquiring Entity permit the trustees of the Acquiring Entity to issue additional shares without limit.

The governing instruments of both the Target Entity and Acquiring Entity are explicit that shares of each have no preemptive rights.

SHAREHOLDER MEETINGS. Neither the Target Entity nor the Acquiring Entity is required to hold annual meetings of shareholders. Shareholder meetings may be called by the board of directors/trustees of either the Target Entity or Acquiring Entity or by certain officers of the Target Entity.

A meeting shall be called by the Secretary of the Target Entity upon the written request of the holders of shares entitled to not less than a majority of all the votes entitled to be cast at such meeting; provided that such holders prepay the costs to the Target Entity of preparing and mailing the notice of the meeting.

VOTING RIGHTS. The 1940 Act provides that shareholders of the Target Funds and the Acquiring Funds have the power to vote with respect to certain matters: specifically, for the election of directors/trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Entity and the Acquiring Entity provide that shareholders have the right to vote for the election and removal of directors/trustees to the extent required by law.

The governing instruments of the Target Entity and the Acquiring Entity further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Target Fund or Acquiring Fund, as applicable, will vote separately on matters relating solely to it.

Shareholders of the Acquiring Funds are not entitled to cumulative voting with respect to the election of trustees. The governing instruments of the Target Entity are silent on cumulative voting.

QUORUM AND VOTING. The governing instruments of the Target Entity and Acquiring Entity each provide that, except as otherwise required applicable law, thirty-three and one-third percent (33 and 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except unless a greater number is required by applicable law.

With respect to the Target Entity and Acquiring Entity, if the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Target Entity and the Acquiring Entity do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Funds or Acquiring Funds, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Funds and the Target Funds, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Funds and the Acquiring Funds are limited to only those matters, including the nomination and election of directors/trustees, which are properly brought before the meeting. These requirements are intended to provide the Target Fund Board or the Acquiring Entity Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

DERIVATIVE ACTIONS. Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The governing instruments of the Acquiring Entity additionally provide that:

•shareholders owning at least 10% of an Acquiring Fund must join in bringing a derivative action;

•a shareholder of an Acquiring Fund may only bring a derivative action if the following conditions are met: (i) the shareholder must make a pre-suit demand upon the Acquiring Fund’s Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Acquiring Entity or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Acquiring Entity; and (ii) unless a demand is not required under clause (i) of this paragraph, the Acquiring Fund’s Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholder making such request to reimburse the Acquiring Entity for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Acquiring Fund’s Trustees may designate a committee of two or more Trustees to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to Target Fund shareholder derivative actions.

For the avoidance of doubt, the limitations stated herein regarding the ability of the Acquiring Funds’ shareholders to bring a derivative action do not apply to claims brought under the federal securities laws.

AMENDMENT OF GOVERNING INSTRUMENTS. The Articles of Incorporation and Agreement and Declaration of Trust for each of the Target Entity and Acquiring Entity, respectively, may be amended pursuant to approval of the directors/trustees, except that shareholders shall be entitled to vote on changes to the extent required by the 1940 Act.

LIABILITY OF SHAREHOLDERS. The governing instruments for the Acquiring Entity generally provide that shareholders will not be subject to personal liability for the obligations of an Acquiring Fund. Under Maryland law, shareholders of the Target Funds will generally not be subject to personal liability for the obligations of a Target Fund.

THE PROPOSED REORGANIZATIONS

TARGET FUND BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATIONS

At the Special Meetings, the Board, at the recommendation of the Adviser, resolved to transition the Funds from a stand-alone, proprietary corporate structure to a Fund Services-sponsored multiple series trust (“MST”) composed of independent funds managed by unaffiliated investment advisers. The Adviser highlighted Prospector’s long relationship with Fund Services, noting that the Funds would not need to convert transfer agent or accounting records and would have the same client service team after the

Transition, which generally posed a lower risk of operational error in relation to other MST sponsors. The Adviser noted the reputation of U.S. Bank and indicated that the Acquiring Entity offers a well-resourced infrastructure, which includes, in particular, expertise and support for compliance and regulatory matters, and sound cybersecurity, anti-money laundering and know-your-customer (client identity verification) protections, given its affiliation with a bank. The Adviser specifically indicated that the potential benefits of being on the Acquiring Entity platform include (i) the potential for economies of scale and lower expenses over time due to the larger asset size and potential for asset growth of the platform (compared to the platform of Prospector Funds, Inc.) and the ability for fixed costs to be allocated across a larger asset base; (ii) continuity in the services provided to the Funds from Fund Services as fund accountant, fund administrator and transfer agent, and U.S. Bank, N.A. as custodian; and (iii) access to professionals and other resources of the platform, including resources to navigate increasing industry complexity and regulatory changes.

SUMMARY OF AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions under which the Reorganizations are expected to be consummated are set forth in the Plan. The following summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus.

The Acquiring Funds have been newly established by the Acquiring Entity solely for the purpose of effecting the Reorganizations and currently have no assets. With respect to the Reorganizations, if shareholders of a Target Fund approve the Plan and other closing conditions are satisfied or waived, all of the assets of such Target Fund will be delivered to the corresponding Acquiring Fund’s custodian for the account of such Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund, for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund, having an aggregate net asset value equal to the value of the net assets of the Target Fund held by the holders of record of the Target Fund shares, all determined and adjusted as provided in the Plan. The value of your account with the Acquiring Funds immediately after the Reorganizations is expected to be the same as the value of your account with the Target Funds immediately prior to the Reorganizations.

The Target Entity and Acquiring Entity will be required to make representations and warranties that are customary in reorganizations. If shareholders of the Target Funds approve the Plan and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganizations (the “Closing”) is expected to occur on or around September 9, 2024 (the “Closing Date”), immediately following the closing of regular trading on the NYSE on the Closing Date (the “Effective Time”). Following receipt of the requisite shareholder vote in favor of the Reorganizations and as soon as reasonably practicable after the Closing, the outstanding shares of each Target Fund will be terminated in accordance with their governing documents and applicable law.

The obligations of the Acquiring Entity and the Target Entity are subject to the following conditions, among others:

•the Acquiring Funds’ Registration Statement on Form N-14 under the 1933 Act shall be on file with the SEC and shall be effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•the shareholders of the applicable Target Fund shall have approved the Plan;

•the Acquiring Funds and Target Funds shall have each delivered an officer’s certificate certifying that all representations, covenants and warranties of or with respect to the Funds made in the Plan are true and correct in all material respects at and as of the effective date of the Plan, except as they may be affected by the transactions contemplated by the Plan;
•The Target Funds and Acquiring Funds receive a satisfactory opinion of tax counsel substantially to the effect that each Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, as described in more detail in “U.S. Federal Income Tax Considerations” below.

Because shareholders of each Target Fund will vote separately on the Proposals, a Reorganization may be approved for a single Target Fund, even if shareholders of the other Target Fund have not approved a Proposal. If that were the case, management expects that the shareholder meeting would be adjourned for the particular Target Fund to give more time to solicit shareholder votes in favor of the Proposals. If the Reorganization of only one Target Fund is approved by its shareholders, then the Target Fund that received shareholder approval of the Reorganization will implement the Reorganization. If the Target Funds do not receive shareholder approval of each Reorganization, they will continue to operate under their current structure, and the Target Funds Board will consider other possible courses of action, such as continuing to solicit proxy votes, considering other service provider arrangements or reorganization options, or possibly liquidating the Target Funds. The Plan may be terminated and the Reorganizations may be abandoned at any time prior to Closing by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.

COSTS OF REORGANIZATIONS

The total costs of the Reorganizations are estimated to be approximately $150,042. In recognition of the anticipated reduced costs for the Acquiring Funds over time as a result of the Reorganizations, the Target Funds will pay the costs of the Reorganizations. The allocation of this amount to the Target Funds shall be borne by each Target Fund in proportion to the average net assets held by the Target Funds collectively (except that audit transition fees shall be divided equally) as of the close of business on July 24, 2024. The fees and expenses related to the Reorganizations include, but are not limited to, legal fees, project fees, audit transition fees, proxy printing and mailing costs, proxy solicitation costs, and expenses of continued liability coverage or “tail” insurance coverage for the directors and officers of the Target Entity. Expenses of the Reorganizations are considered extraordinary expenses, which are excluded from each Target Fund’s expense limitation arrangement, and thus will be borne by the Target Fund notwithstanding the expense limitation. The Target Funds are estimated to bear the amounts in the below table:

Target Capital Appreciation Fund	$30,176
Target Opportunity Fund	$119,866

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.

Each Reorganization is intended to qualify as a “reorganization” under Section 368(a) of the Code. As a condition to the closing of each Reorganization, the Target Funds and the Acquiring Funds will receive an opinion from Stradley Ronon Stevens & Young, LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•The acquisition by each Acquiring Fund of all of the assets of each corresponding Target Fund in exchange for the Acquiring Fund’s shares and the assumption by each Acquiring Fund of the liabilities of the corresponding Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
•No gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the corresponding Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.
•No gain or loss will be recognized by an Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the corresponding Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code.
•No gain or loss will be recognized by a Target Fund upon the distribution of the corresponding Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.
•The tax basis of each asset of a Target Fund received by the corresponding Acquiring Fund will be the same as the tax basis of such asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.
•The holding period of each asset of a Target Fund received by the corresponding Acquiring Fund will include the periods during which such asset was held by the Target Fund pursuant to Section 1223(2) of the Code.
•No gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of its Target Fund shares for the corresponding Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
•The aggregate tax basis of Acquiring Fund shares received by each shareholder of the corresponding Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
•The holding period of Acquiring Fund shares received by each shareholder of the corresponding Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.

The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Funds and the Acquiring Funds upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Stradley Ronon Stevens & Young, LLP’s opinion, which therefore cannot be free from doubt. A copy of the opinion will be filed with the SEC and will be available for public inspection. Neither the Target Funds nor the Acquiring Funds have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganizations.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the exchange.

The tax attributes, including capital loss carryovers, if any, as of the date of closing of a Reorganization, of the applicable Target Fund move to the corresponding Acquiring Fund in the Reorganization and any such capital loss carryovers would be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. If, as is anticipated, at the time of the Closing of a Reorganization, the applicable Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the corresponding Target Fund as a result of the Reorganization. Thus, each Reorganization is not expected to result in any limitation on the use by the applicable Acquiring Fund of the corresponding Target Fund’s capital loss carryovers, if any. However, the capital loss carryovers of an Acquiring Fund, as the successor in interest to the corresponding Target Fund, may subsequently become subject to an annual limitation as a result of purchases or redemptions of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences as well as the state, local and foreign consequences to you, if any, of a Reorganization in light of your particular circumstances.

ACCOUNTING SURVIVORSHIP

Each Target Fund will be considered to be the accounting survivor of the Reorganization, meaning that the corresponding Acquiring Fund will assume the financial and performance history of the Target Fund.

TARGET FUND BOARD RECOMMENDATION

The Target Fund Board unanimously recommends that shareholders of each Target Fund approve the proposed Reorganization pursuant to the Plan.

VOTING INFORMATION

PROXY STATEMENT/PROSPECTUS

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about August 16, 2024 to all shareholders entitled to vote.

Shareholders may attend the Meeting. The Meeting will begin promptly on September 6, 2024, at 10:00 a.m., Eastern time and be held at 370 Church Street, Guilford, CT. Only Target Fund shareholders will be able to participate in the Meeting.

Shareholders of record of the Target Funds as of the close of business on the Record Date of July 24, 2024 are entitled to vote at the Meeting. The number of outstanding shares of each Target Fund on the Record Date are set forth below. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Target Fund	Outstanding Shares
Target Capital Appreciation Fund	1,845,782
Target Opportunity Fund	9,226,707

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Entity in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.

QUORUM REQUIREMENT AND ADJOURNMENT

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum means one-third of the shares of a Target Fund that are entitled to vote at the Meeting, present at the Meeting or represented by proxy.

With respect to each Target Fund, if sufficient votes to approve a Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned with respect to such Target Fund to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of a Target Fund present or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.

Because each Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary).

Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will have the same effect as a vote “AGAINST” a Proposal because an absolute percentage of affirmative votes is required to approve a Proposal.

Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposals. Because the Proposals are non-discretionary, the Target Funds do not expect to receive broker non-votes.

VOTE NECESSARY TO APPROVE THE PROPOSAL

Shareholders of a Target Fund must approve the applicable Proposal by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

PROXY SOLICITATION

In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Target Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Target Funds, Prospector and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of the Target Funds if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with procedures that are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Target Funds’ representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Funds’ representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Funds, then the Target Funds’ representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Funds’ representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Funds’ representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Target Funds immediately if his or her instructions are not correctly reflected in the confirmation.

SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND DIRECTORS

A list of the name, address, and percent ownership of each person who, as of July 24, 2024, to the knowledge of the Target Funds, owned 5% or more of the outstanding shares of each Target Fund can be found at Exhibit A.

To the best of the knowledge of the Target Entity, as of July 24, 2024, the ownership of shares of the Target Funds by executive officers and directors of the Target Funds as a group is as follows:

Target Fund	Officer and Director Ownership
Target Capital Appreciation Fund	24.67%
Target Opportunity Fund	8.58%

OTHER MATTERS

CAPITALIZATION

The following tables show the capitalization of each Target Fund as of December 31, 2023, and of each Acquiring Fund on a pro forma combined basis (unaudited) as of the same date, giving effect to the proposed Reorganizations. The following is an example of the number of shares of each Acquiring Fund that would have been exchanged for the shares of the corresponding Target Fund if the Reorganizations had been consummated on December 31, 2023, and does not necessarily reflect the number of shares or value of shares that will actually be received if the Reorganizations occur on the Closing Date. The capitalizations of each Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

Capital Appreciation Fund
(unaudited)	Target Fund	Adjustment	Acquiring Fund (pro forma)(1)
Prospector Capital Appreciation Fund
Shares Outstanding	1,606,228	$0	1,606,228
Net Asset Value Per Share	$20.81	$(0.02)	$20.79
Net Assets	$33,427,795	$(30,176)(2)	$33,397,619
(1)Reflects the conversion of Target Capital Appreciation Fund Shares for Acquiring Capital Appreciation Fund Shares as a result of the Reorganization.
(2)Reflects the costs of the Reorganization paid for by the Target Capital Appreciation Fund.

Opportunity Fund
(unaudited)	Target Fund	Adjustment	Acquiring Fund (pro forma)(1)
Prospector Opportunity Fund
Shares Outstanding	9,024,639	$0	9,024,639
Net Asset Value Per Share	$25.67	$(0.01)	$25.66
Net Assets	$231,689,286	$(119,866)(2)	$231,569,420
(1)Reflects the conversion of Target Opportunity Fund Shares for Acquiring Opportunity Fund Shares as a result of the Reorganization.
(2)Reflects the costs of the Reorganization paid for by the Target Opportunity Fund.

DISSENTERS’ RIGHTS

If a Reorganization is approved at the Meeting, shareholders of the applicable Target Fund will not have the right to dissent and obtain payment of the fair value of their shares. After the Reorganization, shareholders of the Target Fund will hold shares of the corresponding Acquiring Fund, which may also be redeemed at net asset value.

SHAREHOLDER PROPOSALS

Shareholders of the Target Funds wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Entity a reasonable time before the Target Fund Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Funds may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Funds within a reasonable period of time before the Target Fund Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Funds should be sent to the Secretary of the Target Entity, at the address of the Target Funds given above. If the proposed Reorganizations are approved and completed, shareholders of the Target Funds will become shareholders of the Acquiring Funds and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Entity.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Stradley Ronon Stevens & Young, LLP.

AUDITORS

The financial statements of the Target Funds for the year ended December 31, 2023, contained in the Target Funds’ Annual Report to Shareholders, has been audited by Ernst & Young LLP, an independent registered public accounting firm.

Exhibit A

OWNERSHIP OF THE TARGET FUNDS

SIGNIFICANT HOLDERS

The following tables show, as of July 24, 2024, the accounts of the Target Funds that own of record 5% or more of a class of the Target Funds. The Target Entity has no information regarding the beneficial ownership of Target Funds shares through accounts with financial intermediaries.

Target Capital Appreciation Fund

Name and Address	% Ownership	Type of Ownership(1)
Gillespie Family 2000, LLC c/o Cravath Swaine & Moore 825 Eighth Avenue New York, NY 10019-7416	27.99%	Beneficial
Richard P. Howard Guilford, CT 06437-2005	12.20%	Beneficial
SLW International LLC PO Box 550498 Houston, TX 77255-0498	10.65%	Record
John D Gillespie 2012 Descendants Trust PO Box 1752 Wilson, WY 83014-1752	6.65%	Beneficial
Juniper Trust For the exclusive benefit of its customers Kemah, TX 77565-2537	6.36%	Record
Charles Schwab & CO INC Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	6.32%	Record

(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

A-1

Target Opportunity Fund

Name and Address	% Ownership	Type of Ownership(1)
National Financial Services, LLC For the exclusive benefit of its customers Attn: Mutual Funds Dept. 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	37.26%	Record
Charles Schwab & CO INC Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	18.21%	Record
Gillespie Family 2000, LLC c/o Cravath Swaine & Moore 825 Eighth Avenue New York, NY 10019-7416	14.27%	Beneficial
Attn: Mutual Fund Administrator C/O Principal Financial SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6.19%	Record
Brown Brothers Harriman & Co. CUST FBO BBH Private Banking Private Client Omnibus Acct Attn: Mutual Fund Services 140 Broadway New York, NY 10005-1108	6.01%	Record

(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

A-2

Exhibit B

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“AGREEMENT”) is made this […] day of […], 2024 by and among: (i) Prospector Funds, Inc., an open-end registered investment company (“TARGET ENTITY”), on behalf of its series, the Prospector Capital Appreciation Fund and Prospector Opportunity Fund (each, a “TARGET FUND,” and together, the “TARGET FUNDS”); (ii) Managed Portfolio Series, an open-end registered investment company (“ACQUIRING ENTITY”), on behalf of its series, the Prospector Capital Appreciation Fund and Prospector Opportunity Fund (each, an “ACQUIRING FUND,” and together, the “ACQUIRING FUNDS,” and each Target Fund and each Acquiring Fund, a “FUND”); and (iii) solely for the purposes of Sections 1.1(f), 11.1 and 11.2 of this Agreement, Prospector Partners Asset Management, LLC (“Prospector”), investment adviser of each Target Fund and each Acquiring Fund. Other than the Target Funds and the Acquiring Funds, no other series of either the Target Entity or the Acquiring Entity are parties to this Agreement.

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end investment company of the management type registered with the Securities and Exchange Commission (the “COMMISSION”); and

WHEREAS, the parties hereto intend for the Acquiring Entity, on behalf of each Acquiring Fund, and the Target Entity, on behalf of the corresponding Target Fund (identified in the table provided in Schedule 1.1 of this Agreement), to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the assets, property, and goodwill of the corresponding Target Fund in exchange solely for (A) shares of the Acquiring Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the corresponding Target Fund, and (ii) the corresponding Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding Target Fund in redemption of all outstanding shares of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “REORGANIZATION” and, together, the “REORGANIZATIONS”); and

WHEREAS, each Acquiring Fund is, and will immediately prior to the Closing (defined in Section 3.1) be, a shell series, without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the corresponding Target Fund; and

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g); and

WHEREAS, the parties hereto intend that each Reorganization contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (together, the “CODE”); and

WHEREAS, this Agreement provides for multiple Reorganizations, the parties hereto intend that each Reorganization between an Acquiring Fund and a Target Fund be treated as if it had been the subject of a separate agreement, and the consummation of the Reorganization between a Target Fund and an Acquiring Fund shall not be contingent on the approval by shareholders of another Target Fund or the consummation of another Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.DESCRIPTION OF THE REORGANIZATIONS

1.1    Provided that all conditions precedent to a Reorganization set forth herein have been satisfied as of the Closing Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to that Reorganization:

(a)    The applicable Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the corresponding Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities of the Target Fund, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional shares of the Acquiring Fund determined in the manner set forth in Section 2.

(b)    The assets of the Target Fund to be transferred to the corresponding Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (collectively, “ASSETS”).

(c)    The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the corresponding Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “LIABILITIES”).

(d)    As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“TARGET FUND SHAREHOLDERS”) the shares of the corresponding Acquiring Fund received by the Target Fund pursuant to Section 1.1(a), and the Target Fund will as promptly as reasonably practicable thereafter completely liquidate and dissolve. Each Target Fund Shareholder will receive the number of full and fractional shares of the Acquiring Fund corresponding to the shares of the Target Fund held by such Target Fund Shareholder that has an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held of record by such Target Fund Shareholder at the Closing. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective number of Acquiring Fund shares due to such Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The

Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)    Ownership of Acquiring Fund shares will be shown on the applicable Acquiring Fund’s books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)    All books and records of the Target Fund maintained by the Target Funds or by Prospector, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 ACT”) and the rules and regulations promulgated thereunder, shall be given to the corresponding Acquiring Fund on the Closing Date (as defined below) by the Target Fund or by Prospector as the case may be, and Prospector shall cause copies of all such books and records maintained by the Target Fund’s administrator, custodian, distributor, or fund accountant to be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

2.VALUATION

2.1    With respect to each Reorganization:

(a)    The net asset value of the applicable Target Fund’s Assets to be acquired by the corresponding Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, and subtracting therefrom the amount of the Liabilities, in each case using the valuation procedures established by the Target Entity’s valuation designee, as designated by the Target Entity’s Board of Directors under Rule 2a-5 of the 1940 Act (“VALUATION DESIGNEE”), or such other valuation procedures as may be mutually agreed upon by the parties (“VALUATION PROCEDURES”).

(b)    The number of shares issued by the applicable Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) in exchange for the corresponding Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time.

(c)    The net asset value per share of the applicable Acquiring Fund’s shares issued in connection with the Reorganization shall be the net asset value of the corresponding Target Fund computed as of the Valuation Time, using Valuation Procedures, divided by the number of shares issued by the Acquiring Fund.

(d)    All computations of value shall be made by the applicable Target Fund’s administrator using the Valuation Procedures, subject to the oversight of the Valuation Designee, and shall be subject to review by the Acquiring Funds’ administrator and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

(e)    “VALUATION TIME” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f)    “VALUATION DATE” shall mean the same business day as the Closing Date.

3.CLOSING AND EFFECTIVE DATE

3.1    Each Reorganization shall close on or around [ ], 2024, or such other date as the parties may agree (the “CLOSING DATE”). All acts taking place at the closing of a Reorganization (“CLOSING”) shall be deemed to take place simultaneously as of immediately following the closing of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “CLOSING TIME”). The Closing of the Reorganizations shall be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2    With respect to each Reorganization:

(a)    The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “ACQUIRING CUSTODIAN”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “TARGET CUSTODIAN”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)    The Target Entity shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund at the Closing Time on the Closing Date.

(c)    At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide: (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)    The Target Entity shall direct the transfer agent for the Target Fund (the “TARGET TRANSFER AGENT”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Entity a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Entity that such Acquiring Fund shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assumption of liabilities, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)    In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “EXCHANGE”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.REPRESENTATIONS AND WARRANTIES

4.1    The Target Entity, on behalf of itself or, where applicable, each applicable Target Fund, represents and warrants to the Acquiring Entity and the corresponding Acquiring Fund as follows:
(a)    The Target Fund is a duly established separate series of the Target Entity, which is a corporation duly formed, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation and By-Laws, to own all of its Assets, to carry on its business as it is now being conducted and, subject to approval by the Target Fund’s shareholders, to enter into this Agreement and perform its obligations hereunder;
(b)    The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 ACT”), is in full force and effect;
(c)     No consent, approval, authorization, or order of any court or governmental authority under U.S. federal law or Maryland law or the Financial Industry Regulatory Authority (“FINRA”) is required to be obtained for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 ACT”), the 1940 Act and state securities laws;
(d)    The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at any time during the Target Fund’s six (6) most recently completed fiscal years conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)    The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the net assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Fund’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of the FINRA.
(f)    Except as otherwise disclosed to and accepted by or on behalf of the corresponding Acquiring Funds, the Target Fund will on the Closing Date have good title to the respective Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the corresponding Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the corresponding Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;
(g)    The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Entity’s Articles of Incorporation and By-Laws or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound;
(h)    Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Entity’s or Target Fund’s knowledge, threatened against the Target Entity with respect to the Target Fund that, if adversely determined, would materially and adversely affect the Target Entity’s or the Target Fund’s financial condition or the conduct of the Target Fund’s business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings or investigation and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund is not in violation of, and has not violated within the past three years, nor, to the knowledge of the Target Entity, is the Target Fund under investigation with respect to or has the Target Fund been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of its Articles of Incorporation or By-laws that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;
(i)    The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “PROSPECTUS” and “STATEMENT OF ADDITIONAL INFORMATION”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)    Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund, distributions of the Target Fund’s net investment income and/or net recognized gains, or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;
(k)    On the Closing Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and were (at the time filed), are or will be true, correct and complete in all material respects, and all Taxes (as defined below) of the Target Fund shown as due to any government authority on any such Return shall have been paid or provision shall have been made for the payment thereof. To the knowledge of the Target Fund, no such Return is currently under audit by any federal, state, local or foreign Tax authority, no assessment has been asserted with respect to such Returns, there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes. No waivers of the time within which a Tax authority may assess such Taxes are outstanding, nor are any written requests for such waivers pending. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, dividend reporting forms, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(l)    The Target Fund is a “regulated investment company,” within the meaning of Section 851(a) of the Code, that is treated as a separate corporation for U.S. federal income tax purposes, and that has filed an election to be a “regulated investment company” under the Code. The Target Fund has qualified for treatment as a “regulated investment company” for each taxable year since inception that has ended prior to the Closing Date and, assuming the accuracy of Section 4.2(i) hereof, intends to satisfy any applicable requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. For each taxable year since inception (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund has not had at any time since its inception (and will not have as of the Closing Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended before the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;
(m)    The Target Fund has not changed its taxable year end within the most recent 60-month period ending on [ ], 2024, nor will the Target Fund change its taxable year end prior to the Closing Date, without the consent of the Acquiring Entity, whose consent will not be unreasonably withheld;
(n)    All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, validly issued, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;
(o)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Target Entity, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(p)    Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Entity with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein;
(q)    The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(r)    The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against creditors in such a Title 11 or similar case;
(s)    The Target Fund has no unamortized or unpaid organizational fees or expenses;
(t)    Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Entity, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with any liability known to the Target Fund prior to the Closing Date;
(u)    The Target Fund has not been notified in writing that any examinations of the Returns of the Target Fund are currently in progress or threatened, and the Target Fund has not been notified in writing that a deficiency has been asserted or assessed against it as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund (other than liens for Taxes not yet due and payable);
(v)    The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund; and
(w)    The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.
4.2    The Acquiring Entity, on behalf of itself or, where applicable, each Acquiring Fund, represents and warrants to the Target Entity and the corresponding Target Fund as follows:
(a)    The Acquiring Fund is duly organized as a separate series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws (“ORGANIZATIONAL DOCUMENTS”) to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;
(b)    The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)    The registration of the shares of the Acquiring Fund to be issued in the Reorganization under the 1933 Act will be in full force and effect on the Closing Date;
(d)    No consent, approval, authorization, or order of any court, governmental authority under U.S. federal law or Delaware law or FINRA is required to be obtained for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing Date under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)    The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization and the prospectus and statement of additional information of the Acquiring Fund that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)    On the Closing Date, prior to the Closing, the Acquiring Fund will have never had any assets other than nominal seed capital contributed by the initial shareholder of the Acquiring Fund in accordance with Section 14(a) of the 1940 Act and in exchange for a nominal number of shares of the Acquiring Fund (“INITIAL SHARES”). The Initial Shares have been or will be redeemed by the Acquiring Fund prior the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account;
(g)    The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Entity’s Organizational Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound;
(h)    Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Entity’s or Acquiring Fund’s knowledge, threatened against the Acquiring Entity with respect to the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Entity’s or the Acquiring Fund’s financial condition, the conduct of the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings or investigation and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)    The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the corresponding Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued to its initial shareholder to secure any required initial shareholder approvals;
(j)    By the Closing, the Acquiring Entity’s Board of Trustees and Officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence or have commenced operations as series of a registered open-end management investment company, including, without limitation, approving and executing investment advisory contracts in the manner required by the 1940 Act and approving and executing such other contracts as are necessary for the operation of the Acquiring Fund;
(k)    As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;
(l)    The Acquiring Fund: (i) was formed for the purpose of implementing the Reorganization, (ii) has not filed any income tax return, and intends to continue to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date; (iii) holds and has held no property other than de minimis assets related to its formation or maintenance of its legal status and has and has had no tax attributes other than attributes related to such de minimis assets, and (iv) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to continue the Target Fund’s qualification as a regulated investment company from and after the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(m)    All issued and outstanding shares of the Acquiring Fund on the Closing Date will be, validly issued, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales will be in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;
(n)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of the Trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of each Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(o)    The shares of the Acquiring Fund to be issued and delivered to the corresponding Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be validly issued shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity and the Acquiring Fund;
(p)    The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(q)    The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which they expect to be reimbursed by the Target Fund, directly or indirectly;
(r)    The information provided by the Acquiring Entity for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Entity for use therein;
(s)    A true and correct copy of the (i) Certificate of Trust, (ii) Amended and Restated Agreement and Declaration of Trust, and (iii) Amended and Restated Bylaws, each of the Acquiring Entity, were filed with the Commission on February 4, 2011, October 24, 2017 and May 5, 2011, respectively, and each, as so filed, is in full force and effect and enforceable in accordance with its respective terms;
(t)    The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund; and
(u)    The Acquiring Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.
5.COVENANTS
5.1 With respect to each Reorganization, each Target Fund and its corresponding Acquiring Fund covenant and agree, respectively, as follows:
(a)    The Target Fund and Acquiring Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund during that time period may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct its business operations in the ordinary course in all material respects.
(b)    The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 REGISTRATION STATEMENT”).
(c)    The Target Entity will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Each Target Fund will consider and Act upon this Agreement separately.
(d)    The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
(e)    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the beneficial ownership of the Target Fund’s shares.
(f)    The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with: (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Entity may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the corresponding Acquiring Fund as a result of the transfer of Assets (the “TARGET FUND SHAREHOLDER DOCUMENTATION”), (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. section 1.6045A-1 and section 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed by the Target Fund for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 WORKPAPERS”). The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(g)    Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(h)    As promptly as reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.
(i)    After the Closing Date, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code.
(j)    The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that, to its knowledge, is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

(k)    Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, preparing Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties in writing. Since the parties hereto contemplate that the Reorganization described herein will qualify as a reorganization described in Section 368(a)(1)(F) of the Code, any Returns required to be prepared by the Target Fund pursuant to this Section 5.1(k) shall, if necessary, be signed by an officer of the Acquiring Entity based on a certification issued by an appropriate officer of the Target Entity (on behalf of the Target Fund) to the Acquiring Entity (on behalf of the Acquiring Fund) certifying that such Returns are, to the best of the knowledge and belief of Target Entity, true, correct, and complete.
(l)    The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(m)    The Target Entity, on behalf of the Target Fund, agrees that the acquisition of all Assets and Liabilities of the Target Fund by the Acquiring Entity, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Entity hereby assigns to the Acquiring Entity all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.
(n)    The Target Entity and the Acquiring Entity will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund’s Valuation Procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Target Entity and the Acquiring Entity will work together, in good faith, to eliminate or minimize such differences prior to the Closing.
(o)    The Acquiring Entity covenants that it will not make any material changes to the Acquiring Fund’s Valuation Procedures prior to the Closing Date without providing the Target Entity with written notice of such changes at least ten days prior to the effective date of such changes.
6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS
6.1    With respect to the Reorganization, the obligations of the Target Entity, on behalf of the Target Funds, to consummate the transactions provided for herein and the effectiveness of the Reorganizations shall be subject, at the Target Funds’ election, to the performance by the Acquiring Entity and the Acquiring Funds of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a)    All representations, covenants, and warranties of the Acquiring Entity and the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)    The Acquiring Entity shall have delivered to the Target Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Entity and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of or with respect to the Acquiring Funds made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)    The Acquiring Entity and the Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Funds, on or before the Closing Date;
(d)    The Acquiring Entity has not made any material changes to the Acquiring Funds’ Valuation Procedures between the date of this Agreement and the Closing Date, except as provided in Section 5.1(o) herein;
(e)    The Target Entity shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP (“STRADLEY RONON”), counsel to the Acquiring Entity, dated the Closing Date and in a form satisfactory to the Target Entity, to the following effect:
(i)    The Acquiring Entity is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted. Each Acquiring Fund has been established as a separate series of the Acquiring Entity under the Organizational Documents of the Acquiring Entity;
(ii)    This Agreement has been duly authorized, executed and to such counsel’s knowledge, delivered by the Acquiring Entity, on behalf of the Acquiring Funds, and, assuming the N-14 Registration Statement complies with the applicable federal securities laws, and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Entity enforceable against the Acquiring Entity on behalf of the Acquiring Funds in accordance with its terms, except as the same may be limited by bankruptcy, fraudulent transfer, insolvency, moratorium, reorganization or other similar laws relating to or affecting the enforcement of creditors’ rights generally and other equitable principles;
(iii)     The shares of each Acquiring Fund to be issued for transfer to the corresponding Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;
(iv)    The execution and delivery of this Agreement did not, and the performance by the Acquiring Entity of its obligations hereunder will not, violate the Acquiring Entity’s Organizational Documents;

(v)     The Acquiring Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission under the 1940 Act is in full force and effect;
(vi)    Except as disclosed in writing to the Target Entity, such counsel knows of no material legal proceedings pending against the Acquiring Funds or the Acquiring Entity; and
(vii)    To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or Delaware law is required to be obtained by the Acquiring Entity in order to consummate the transactions contemplated by this Agreement except such as have been obtained.
(f)    In connection with the opinion contemplated by Section 6.1(e) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Entity.
(g)    The Acquiring Funds’ registration statement on Form N-1A filed by the Acquiring Entity with the Commission to register the offer of shares of the Acquiring Funds will be in effect on the Closing Date.
(h)    Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of its corresponding Target Fund's current and former directors and officers, acting in their capacities as such, shall survive the Reorganization as obligations of such Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against such Acquiring Fund, its successors or assigns.
7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS
7.1    With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Funds, to consummate the transactions provided for herein and the effectiveness of the Reorganizations shall be subject, at the Acquiring Funds’ election, to the performance by the Target Entity and the Target Funds of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)    All representations, covenants, and warranties of the Target Entity and the Target Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)    The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of or with respect to the Target Funds made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)    The Target Entity, on behalf of the applicable Target Fund, shall have delivered to the Acquiring Entity (i) the items listed in clauses (1), (2), and (4) of Section 5.1(f) hereof and (ii) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)    The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;
(e)    The Target Entity and the Target Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Funds, on or before the Closing Date;
(f)    The Acquiring Entity shall have received a favorable opinion of Seward & Kissel LLP, counsel to the Target Entity, dated the Closing Date and in a form satisfactory to the Acquiring Entity, to the following effect:
(i)    The Target Entity is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as presently conducted. Each Target Fund has been established as a separate series of the Target Entity under the Articles of Incorporation of the Target Entity;
(ii)    This Agreement has been duly authorized, executed and, to such counsel’s knowledge, delivered by the Target Entity, on behalf of the Target Funds, and, assuming the N-14 Registration Statement complies with the applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Entity enforceable against the Target Entity, on behalf of the Target Funds, in accordance with its terms, except as the same may be limited by bankruptcy, fraudulent transfer, insolvency, moratorium, reorganization, or other similar laws relating to or affecting the enforcement of creditors’ rights generally and other equitable principles;
(iii)    The execution and delivery of this Agreement did not, and the performance by the Target Entity of its obligations hereunder, including the transfer of the Assets, will not, violate the Target Entity’s Articles of Incorporation and By-Laws;
(iv)    The Target Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission under the 1940 Act is in full force and effect;
(v)    Except as disclosed in writing to the Acquiring Entity, such counsel knows of no material legal proceedings pending against the Target Funds or the Target Entity; and
(vi)    To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or Maryland law is required to be obtained by the Target Entity in order to consummate the transactions contemplated by this Agreement except such as have been obtained; and
(g)    In connection with the opinion contemplated by Section 7.1(f) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Entity.
8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Funds or the Acquiring Funds, the

Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1    The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with the provisions of the Target Entity’s Articles of Incorporation and By-Laws, Maryland law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Funds nor the Acquiring Funds may waive the condition set forth in this Section 8.1. The consummation of one Reorganization between a Target Fund and an Acquiring Fund shall not be contingent on the approval by shareholders of another Target Fund;
8.2    On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Target Funds, provided that either party hereto may for itself waive any of such conditions;
8.4    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.5    With respect to each Reorganization, the Target Entity (on behalf of the applicable Target Fund) and the Acquiring Entity (on behalf of the corresponding Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon, in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.5. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.5 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Target Entity and the Acquiring Entity agree that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.5.
9.FEES AND EXPENSES
9.1    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2    The total costs of the Reorganizations are the responsibility of the Target Funds, all to be expensed and paid by the Target Funds prior to the Closing Date. The costs of each Reorganization shall include, but not be limited to, costs associated with: preparation, printing and distribution of the N-14 Registration Statement; legal fees and accounting fees with respect to the Reorganizations and the N-14 Registration Statement, including legal fees of counsels to the Target Entity and the Acquiring Entity, as well as counsels to the Board of Directors of the Target Entity and the Board of Trustees of the Acquiring Entity; expenses of holding shareholder meetings; auditor fees, project fees, proxy solicitation and tabulation costs, board meeting fees applicable to the Reorganizations; obtaining any required tail insurance; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps.
10.COOPERATION AND EXCHANGE OF INFORMATION
Prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary: (i) for the filing of any Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all Returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Funds and the Acquiring Funds for the taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Funds.
If applicable, the Acquiring Funds shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity have concluded that, based on their evaluation of the effectiveness of the Target Entity’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Entity to the Acquiring Entity with respect to the Target Funds’ operations prior to the Closing that is required to be disclosed by the Acquiring Entity on Forms N-CSR and N-PORT or any forms adopted by the Commission in replacement of Forms N-CSR or N-PORT.
11.INDEMNIFICATION
11.1    Prospector and Acquiring Entity each agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and directors and the Target Funds from and against any and all losses, claims, damages, stated liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Entity or any of its directors or officers or the Target Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.2    Prospector and Target Entity agrees to indemnify and hold harmless the Acquiring Entity and each of the Acquiring Entity’s officers and trustees and the Acquiring Funds from and against any and all losses, claims, damages, stated liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity or any of its trustees or officers or the Acquiring Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
12.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
12.1    Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
12.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
13.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Entity and the Target Entity; (ii) by either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before [ ], 2024, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) by either the Acquiring Entity or the Target Entity if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iv) by the Acquiring Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Entity; (v) by the Target Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Entity; or (vi) after a determination by the Acquiring Entity’s or the Target Entity’s board of trustees/directors that the consummation of the transactions contemplated herein is not in the best interest of the party, and giving notice to the other party hereto. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors, trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. However, a termination pursuant to this provision shall not relieve the parties of their obligations pursuant to Section 9.2 to bear expenses relating to the Reorganization, as specified in section 9.2, which were incurred prior to the termination.
14.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of Target Fund Shareholders pursuant to paragraph 5.1(c) of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.
15.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
15.1    The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
15.2    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
15.4    This agreement may be executed in any number of counterparts, each of which shall be considered an original.
15.5    It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of: (a) the Target Funds, as provided in the Target Entity’s Articles of Incorporation and By-Laws, or the Acquiring Funds, as provided in their respective Organizational Documents, as applicable; and (b) the other parties. The execution and delivery of this Agreement have been authorized by the directors or trustees of the Target Entity and the Acquiring Entity on behalf of the Target Funds and Acquiring Funds, respectively, and signed by authorized officers of the Target Entity and Acquiring Entity, acting as such. Such authorization by such directors or trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Funds or Target Funds.
15.6    Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.
15.7 Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
15.8    A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.9    Each party specifically acknowledges and agrees that any liability under this Agreement with respect to an Acquiring Fund or a Target Fund, or in connection with the transactions contemplated herein with respect to an Acquiring Fund or a Target Fund, shall be discharged only out of the assets of that Acquiring Fund or Target Fund, and that no other series of the Acquiring Entity or the Target Entity shall be liable with respect thereto.
16.CONFIDENTIALITY
Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.
In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.
17.NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
FOR TARGET ENTITY:
Prospector Funds, Inc.
370 Church Street
Guilford, Connecticut 06437
Attn.: Pete Perugini

WITH A COPY TO:
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004
Attn: Patricia A. Poglinco

FOR ACQUIRING ENTITY:
Managed Portfolio Series
615 East Michigan Street
Milwaukee, WI 53202
Attn.: Brian Wiedmeyer

WITH A COPY TO:
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
Attn: Michael P. O’Hare

FOR PROSPECTOR:
370 Church Street
Guilford, Connecticut 06437
Attn.: Pete Perugini

[SIGNATURE PAGE FOLLOWS]

AGREEMENT AND PLAN OF REORGANIZATION
SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

PROSPECTOR FUNDS, INC.,
on behalf of its series
Prospector Capital Appreciation Fund
Prospector Opportunity Fund

By:
Name:
Title:

MANAGED PORTFOLIO SERIES
on behalf of its series
Prospector Capital Appreciation Fund
Prospector Opportunity Fund

By:
Name:
Title:

PROSPECTOR PARTNERS ASSET MANAGEMENT, LLC, solely for the purposes of Sections 1.1(f), 11.1 and 11.2 of this Agreement

By:
Name:
Title:

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 1.1
TARGET FUNDS AND CORRESPONDING ACQUIRING FUNDS

Target Fund	Corresponding Acquiring Fund
Prospector Capital Appreciation Fund Prospector Opportunity Fund	Prospector Capital Appreciation Fund Prospector Opportunity Fund

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 8.5
TAX OPINION

i.The acquisition by the Acquiring Fund of all of the Assets of its corresponding Target Fund in exchange for the Acquiring Fund shares and the assumption by the corresponding Acquiring Fund of the Liabilities of its corresponding Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
ii.No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, its corresponding Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.
iii.No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of its corresponding Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of its corresponding Target Fund pursuant to Section 1032(a) of the Code.
iv.No gain or loss will be recognized by the Target Fund upon the distribution of its corresponding Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.
v.The tax basis of each Asset of the Target Fund received by its corresponding Acquiring Fund will be the same as the tax basis of such Asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.
vi.The holding period of each Asset of the Target Fund received by its corresponding Acquiring Fund will include the periods during which such Asset was held by the Target Fund pursuant to Section 1223(2) of the Code.
vii.No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares for its corresponding Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
viii.The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
ix.The holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.
x.The taxable year of the Target Fund will not end as a result of the Reorganization. For the purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

Notwithstanding anything to the contrary herein, we express no opinion as to the effect of the Reorganization on the Target Funds, the Acquiring Funds or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes upon the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

Exhibit C
FINANCIAL HIGHLIGHTS
The financial highlights in the following tables are intended to help you understand each Target Fund’s financial performance for the fiscal periods indicated and are included in the Target Funds’ prospectus which is incorporated herein by reference.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young, LLP, for the most recent fiscal year ended December 31, 2023.

	Capital Appreciation Fund
	Year Ended December 31,
	2023	2022	2021	2020	2019
For a Fund share outstanding
throughout the year

NET ASSET VALUE:
Beginning of year	$19.28	$21.26	$19.60	$18.80	$16.34

OPERATIONS:
Net investment income(1)	0.11	0.11	0.09	0.12	0.14
Net realized and unrealized
gain (loss) on investments	2.06	(0.93)	4.32	1.07	3.47
Total from operations	2.17	(0.82)	4.41	1.19	3.61

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.11)	(0.20)	(0.02)	(0.12)
From net realized gains	(0.53)	(1.05)	(2.55)	(0.37)	(1.03)
Total distributions	(0.64)	(1.16)	(2.75)	(0.39)	(1.15)

NET ASSET VALUE:
End of year	$20.81	$19.28	$21.26	$19.60	$18.80

TOTAL RETURN(3)	11.34%	(4.07)%	23.25%	6.40%	22.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$33,428	$27,445	$29,839	$26,163	$29,371
Ratio of expenses to average net assets:
Before expense reimbursement	1.76%	1.76%	1.78%	2.00%	1.95%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.29%	(2)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	0.09%	0.07%	(0.17)%	(0.09)%	0.08%
After expense reimbursement	0.60%	0.58%	0.36%	0.66%	0.74%
Portfolio turnover rate	41%	33%	32%	40%	25%
(1)Per share amounts are calculated in accordance with SEC Form N-1A instructions. Net investment income data was derived by adding (deducting) the increase (decrease) per share in undistributed net investment income for the period to (from) dividends from net investment income per share for the period.
(2)On September 5, 2019, the Adviser lowered the limit of annual operating expenses from 1.30% to 1.25% of average daily net assets.
(3)Total return is a measure of the change in the value of an investment in the Fund over the years covered and assumes the reinvestment of capital gains and income distributions. Returns shown reflect waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Opportunity Fund
	Year Ended December 31,
	2023	2022	2021	2020	2019
For a Fund share outstanding
throughout the year

NET ASSET VALUE:
Beginning of year	$23.14	$25.63	$22.78	$22.18	$18.47

OPERATIONS:
Net investment income(1)	0.15	0.17	0.11	0.13	0.23
Net realized and unrealized
gain (loss) on investments	2.53	(1.71)	4.99	1.06	4.49
Total from operations	2.68	(1.54)	5.10	1.19	4.72

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.17)	(0.10)	(0.17)	(0.23)
From net realized gains	(0.12)	(0.78)	(2.15)	(0.42)	(0.78)
Total distributions	(0.15)	(0.95)	(2.25)	(0.59)	(1.01)

NET ASSET VALUE:
End of year	$25.67	$23.14	$25.63	$22.78	$22.18

TOTAL RETURN(3)	11.63%	(6.20)%	22.88%	5.43%	25.73%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$231,689	$210,587	$241,130	$224,011	$142,685
Ratio of expenses to average net assets:
Before expense reimbursement	1.37%	1.34%	1.34%	1.39%	1.50%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.29%	(2)
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.51%	0.58%	0.28%	0.63%	0.85%
After expense reimbursement	0.63%	0.67%	0.37%	0.77%	1.06%
Portfolio turnover rate	32%	44%	29%	52%	27%
(1)Per share amounts are calculated in accordance with SEC Form N-1A instructions. Net investment income data was derived by adding (deducting) the increase (decrease) per share in undistributed net investment income for the period to (from) dividends from net investment income per share for the period.
(2)On September 5, 2019, the Adviser lowered the limit of annual operating expenses from 1.30% to 1.25% of average daily net assets.
(3)Total return is a measure of the change in the value of an investment in the Fund over the years covered and assumes the reinvestment of capital gains and income distributions. Returns shown reflect waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STATEMENT OF ADDITIONAL INFORMATION
TO THE
REGISTRATION STATEMENT ON FORM N-14 FILED BY:

Managed Portfolio Series
on behalf of its series
Prospector Capital Appreciation Fund (“Acquiring Capital Appreciation Fund”)
Prospector Opportunity Fund (“Acquiring Opportunity Fund”)

(each, an “Acquiring Fund”, together the “Acquiring Funds”)

615 East Michigan Street
Milwaukee, Wisconsin 53202

Relating to the September 6, 2024 Special Meeting of Shareholders of:
Prospector Capital Appreciation Fund (“Target Capital Appreciation Fund”)
Prospector Opportunity Fund (“Target Opportunity Fund”)

each series of Prospector Funds, Inc.
(each, a “Target Fund”, together the “Target Funds”)

August 16, 2024

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated August 16, 2024, relating specifically to the Special Meeting of Shareholders of the Target Funds to be held on September 6, 2024 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-877-734-7862.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Funds have not commenced operation as of the date of this SAI. Accordingly, the financial statements for the Acquiring Funds are not available. Copies of the Acquiring Funds’ annual and semi-annual reports, may be obtained when available, without charge, by visiting https://www.prospectorfunds.com.

The Acquiring Funds may be referred to in this SAI as a “Fund” or the “Funds.”
1

GENERAL INFORMATION

This Statement of Additional Information relates to:(a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Funds by the corresponding Acquiring Funds in exchange for shares of the Acquiring Funds; (b) the distribution of shares of the corresponding share class of each Acquiring Fund to the shareholders of the corresponding Target Fund; and (c) the liquidation and termination of the Target Funds (the “Reorganizations”). Target Fund shareholders will receive shares of the Acquiring Fund as set forth in the table below:

Target Fund	Corresponding Acquiring Fund
Target Capital Appreciation Fund	Acquiring Capital Appreciation Fund
Target Opportunity Fund	Acquiring Opportunity Fund

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

The Acquiring Funds are each a series of Managed Portfolio Series (the “Acquiring Entity” or the "Trust"). This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

•Statement of Additional Information dated April 30, 2024 for the Target Funds (the “Target Fund SAI”) (File No. 811-22077)
•Statement of Additional Information dated August 16, 2024 for the Acquiring Funds (“Acquiring Fund SAI”) (File No. 811-22525)
•The audited financial statements and related report of the independent public accounting firm included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2023 (“Target Fund Annual Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Target Fund Annual Report are incorporated herein by reference and no other parts of the Target Fund Annual Report are incorporated by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

Under the Agreement and Plan of Reorganization, the Target Funds are proposed to be reorganized into the Acquiring Funds. A table showing the fees and expenses of each of the Acquired Fund and Target Fund and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “How do the Funds’ Expenses Compare?” of the Prospectus/Proxy Statement. The Target Funds will be the accounting survivors of the Reorganizations, meaning that each Acquiring Fund will assume the financial and performance history of the corresponding Target Fund. Additionally, there are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

2

The Reorganizations are not expected to result in a material change to the Target Funds' investment portfolio due to the investment restrictions of the Acquiring Funds. Accordingly, a schedule of investments of the Target Funds modified to reflect such changes is not included.

3